                                                                    Exhibit 10.2

                        FIFTH LOAN MODIFICATION AGREEMENT

         This Fifth Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of May 24, 2006, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and VOXWARE, INC., a Delaware corporation with its chief executive office located at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 29, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 29, 2003, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of May 28, 2004, by and between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of December 8, 2004, by and between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated as of November 9, 2005, by and between Borrower and Bank, and as further amended by a certain Fourth Loan Modification Agreement dated as of January 20, 2006, but effective as of December 26, 2005, by and between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.


2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").


Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. MODIFICATIONS TO LOAN AGREEMENT.


         1. The Loan Agreement shall be amended by deleting Section 6.2 entitled "Financial Statements, Reports Certificates" in its entirety, and inserting in lieu thereof the following:

            "6.2     FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                     (a) Deliver to Bank: (i) as soon as available, but no
                later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion;
                (iii) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt; (iv) in the event that Borrower becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower's or another website on the Internet; (v) a prompt report of any legal actions pending or threatened against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of One Hundred Thousand Dollars ($100,000) or more;

                (vi) annually, and as requested by Bank, Board approved financial projections; (vii) prompt notice of an event that materially and adversely affects the value of the intellectual property; and (viii) other financial information reasonably requested by Bank.


                In the event the Guarantor Loan Arrangements are terminated for any reason, such Guarantor shall deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, management prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank, and (ii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank.

                     (b) Within thirty (30) days after the last day of each
                month, deliver to Bank with the monthly financial statements, a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing compliance with the financial covenants set forth in this Agreement."


         2. The Loan Agreement shall be amended by deleting the amount of "$25,000.00" appearing in Section 6.5 (Insurance) and inserting the amount of "$50,000.00" in lieu thereof.

         3. The Loan Agreement shall be amended by deleting the following provision appearing as Section 6.11 thereof :

            "6.11    FINANCIAL COVENANTS.

                     Borrower shall maintain, at all times, to be tested as
                of the last day of each month, unless otherwise noted:

                     (a) ADJUSTED QUICK RATIO. To be tested as of the last day
                of each month, beginning with the month ending November 30, 2005, Borrower shall maintain, an Adjusted Quick Ratio of at least 1.5 to 1.0.


                     (b) MINIMUM TANGIBLE NET WORTH. Borrower shall maintain
                a minimum Tangible Net Worth of: (i) (a) Three Million Two Hundred Seventy-Five Thousand Dollars ($3,275,000.00) as of the last day of each month which is not the final month in a quarter, and (b) Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00) on the last day of each quarter, plus
                (ii) beginning on June 30, 2006, and on an annual basis thereafter, an amount equal to fifty percent (50.0%) of Borrower's Net Income for the prior year, for any applicable period, determined in accordance with GAAP."


                and inserting in lieu thereof the following:

            "6.11   FINANCIAL COVENANTS.


            Borrower shall maintain, as of the last day of each month, unless otherwise noted:


                     (a) MINIMUM CASH BALANCE. As of the Effective Date, and at
            all times thereafter, Borrower shall maintain unrestricted and unencumbered cash, in accounts with the Bank or a Bank subsidiary, as directed by Bank, plus any used portion of Availability Amount, collectively in amount not less than One Million Five Hundred Thousand Dollars ($1,500,000.00), which shall be tested as of the last day of each month.


                     (b) TANGIBLE NET WORTH. Commencing with the month ending
            May 31, 2006, and as of the last day of each month thereafter, a Tangible Net Worth of at least: (i) One Million Six Hundred Thousand Dollars ($1,600,000.00) (with the exception of the month ending January 31, 2007, which shall be Seven Hundred Thousand Dollars ($700,000.00)), plus (ii) on a quarterly basis beginning with the quarter ending June 30, 2006, an amount equal to fifty percent (50.0%) of Borrower's Net Income for the subject quarter, for any applicable period, determined in accordance with GAAP. As used herein "Net Income" means, as calculated on a consolidated basis for Borrower for any period as to any date of determination, the net profit (or loss), after provision for taxes for such period taken as a single accounting period"


         4. The Loan Agreement shall be amended by deleting the amount of "$5,000.00" appearing in Section 7.2 (Changes in Business, Ownership, Management or Business Locations), and inserting the amount of "$10,000.00" in lieu thereof.


         5. The Loan Agreement shall be amended by deleting Section 7.8 entitled "Subordinated Debt" in its entirety, and inserting in lieu thereof the following:

            "7.8     SUBORDINATED DEBT.  (a) Make or permit any payment on any
            Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank."

         6. The Loan Agreement shall be amended by deleting Section 8.7 entitled "Judgments" in its entirety, and inserting in lieu thereof the following:


            "8.7     JUDGMENTS. A judgment or judgments for the payment
            of money in an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) (not covered by independent third-party insurance) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment);"

         7. The Compliance Certificate appearing as EXHIBIT C to the Loan and Security Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

4. FEES. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of December 29, 2003, between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing, in all material respects, of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, and shall remain in full force and effect.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


BORROWER:                              BANK:

VOXWARE, INC.                          SILICON VALLEY BANK

By: /s/ Paul Commons                   By: /s/ Richard White
   ---------------------------------      ------------------------------------

Name: Paul Commons                     Name: Richard White
     -------------------------------        ----------------------------------

Title: Chief Financial Officer         Title: Relationship Manager
      ------------------------------         ---------------------------------

         The undersigned, VERBEX ACQUISITION CORPORATION, a Delaware corporation ("Guarantor") hereby: (i) ratifies, confirms and reaffirms, all and singular, the terms and conditions of (A) a certain Unlimited Guaranty of the obligations of Borrower to Bank dated January 27, 2004 (the "Guaranty"), (B) a certain Security Agreement by Guarantor in favor of Bank dated January 27, 2004 (the "Security Agreement");(ii) acknowledges, confirms and agrees that the Guaranty, and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement or any other documents, instruments and/or agreements executed and/or delivered in connection herewith; and (iii) acknowledges, confirms and agrees that the obligations of Borrower to Bank under the Guaranty include, without limitation, all Obligations of Borrower to Bank under the Loan Agreement, as amended by this Loan Modification Agreement.

                                     VERBEX ACQUISITION CORPORATION


                                     /s/ Paul Commons
                                     -------------------------------
                                     Paul Commons
                                     Chief Financial Officer

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:  SILICON VALLEY BANK                             Date: ____________________

FROM:    VOXWARE, INC.


         The undersigned authorized officer of Voxware, Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement. PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


----------------------------------------------------------------------------------------------------------------------------
                       REPORTING COVENANT                                       REQUIRED                       COMPLIES
------------------------------------------------------------- ---------------------------------------- ---------------------

------------------------------------------------------------- ---------------------------------------- ---------------------
Monthly financial statements with                             Monthly within 30 days                           Yes No
Compliance Certificate
------------------------------------------------------------- ---------------------------------------- ---------------------
Annual financial statement (CPA Audited) + CC                 FYE within 120 days                              Yes No
------------------------------------------------------------- ---------------------------------------- ---------------------
10-Q, 10-K and 8-K                                            Within 5 days after filing with SEC              Yes No
------------------------------------------------------------- ---------------------------------------- ---------------------
Board approved projections
Annually                                                              Yes   No
----------------------------------------------------------------------------------------------------------------------------
The following Intellectual Property was registered after the Effective Date (if no registrations, state "None")
----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------- --------------- --------------- ----------------------
                            FINANCIAL COVENANT                         REQUIRED        ACTUAL                  COMPLIES
--------------------------------------------------------------------- --------------- --------------- ----------------------

--------------------------------------------------------------------- --------------- --------------- ----------------------

--------------------------------------------------------------------- --------------- --------------- ----------------------
 Minimum Cash Balances                                                 $1,600,000.00   $                        Yes No
--------------------------------------------------------------------- --------------- --------------- ----------------------
 Minimum Tangible Net Worth                                            $______ *       $                        Yes No
--------------------------------------------------------------------- --------------- --------------- ----------------------


* As set forth in Section 6.11(b) of the Agreement

         The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

         The following are the exceptions with respect to the certification above: (If no exceptions exist, state "No exceptions to note.")


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------- -----------------------------------------
Voxware, Inc.                            BANK USE ONLY

                                         Received by: _____________________
By:________________________________                      AUTHORIZED SIGNER
Name:______________________________      Date:  _________________________
Title:_____________________________
                                         Verified: ________________________
                                                         AUTHORIZED SIGNER
                                         Date:  _________________________

                                         Compliance Status:    Yes     No
-------------------------------------- -----------------------------------------

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE

                         FINANCIAL COVENANTS OF BORROWER


Dated:   ____________________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.


I. TANGIBLE NET WORTH

--------- ----------------------------------------------------------------------------------------------- ------------
A.        Aggregate value of total assets of Borrower and                                                 $________

--------- ----------------------------------------------------------------------------------------------- ------------
B.        Aggregate value of goodwill of Borrower                                                         $________

--------- ----------------------------------------------------------------------------------------------- ------------
C.        Aggregate value of intangible assets of Borrower                                                $________

--------- ----------------------------------------------------------------------------------------------- ------------
D.        Aggregate value of any reserves not already deducted from assets                                $________

--------- ----------------------------------------------------------------------------------------------- ------------
E.        Aggregate value of obligations owing to Borrower from officers or other directors               $________

--------- ----------------------------------------------------------------------------------------------- ------------
F.        Aggregate value of liabilities of Borrower (including all Indebtedness)                         $________
          and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
--------- ----------------------------------------------------------------------------------------------- ------------
G.        Value of Subordinated Debt                                                                      $________

--------- ----------------------------------------------------------------------------------------------- ------------
H.        Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F,    $________
          plus line G)
--------- ----------------------------------------------------------------------------------------------- ------------
I         Plus, beginning with the quarter ending _________, an amount equal to 50% of the Borrower's
          Net Income for the subject quarter
--------- ----------------------------------------------------------------------------------------------- ------------



Is line H equal to or greater than $_____________?

         __________ No, not in compliance                                       _________ Yes, in compliance